UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 18, 1998
                                                          -------------

                                FRED MEYER, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                       1-13339                91-1826443
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(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)           File No.)          Identification No.)


 3800 SE 22nd Avenue, Portland, Oregon                             97202
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(Address of principal executive offices)                         (Zip Code)


                                 (503) 232-8844
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

     On June 18, 1998, Fred Meyer, Inc. announced financial results for the first quarter of fiscal 1998. The press release announcing the results is included as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

          99.1 Press Release of Fred Meyer, Inc., dated June 18, 1998.


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
                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: June 18, 1998

                                       FRED MEYER, INC.



                                       By: ROGER A. COOKE
                                           -------------------------------------
                                           Roger A. Cooke
                                           Senior Vice President, General
                                             Counsel and Secretary


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
                                  EXHIBIT INDEX

                                                                      Sequential
Exhibit No.      Description                                           Page No.
-----------      -----------                                          ----------

   99.1          Press Release of Fred Meyer, Inc., dated
                 June 18, 1998.